Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT dated as of August 31, 2006 (this “Amendment”) to the Credit Agreement dated as of March 2, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MOLSON COORS BREWING COMPANY (the “Company”), the subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), WACHOVIA BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and BANK OF MONTREAL, as Canadian administrative agent for the Lenders (in such capacity, the “Canadian Administrative Agent”).

WHEREAS the Company, the Administrative Agent, the Canadian Administrative Agent and each of the Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1.  Defined Terms.  Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement (as amended hereby).

SECTION  2.  Amendment to the Credit Agreement.  Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended to add definitions of the following terms in appropriate alphabetical order:
“‘First Amendment’ means the First Amendment dated as of August 31, 2006 to this Agreement.”.
“‘First Amendment Effective Date’ means the first date on which the conditions to effectiveness of the First Amendment were satisfied in accordance with the terms thereof.”.
“‘Reaffirmation Agreement’ means the Reaffirmation Agreement among the Borrowers, the Guarantors and the Administrative Agent substantially in the form of Exhibit A to the First Amendment.”.
(b) the definitions in Section 1.01 of the Credit Agreement of the terms set forth below are amended to read in their entirety as follows:

“‘Applicable Rate’ means, for any day, with respect to any Eurocurrency Loan or B/A Drawing, or with respect to the facility fees or letter of credit participation fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency and B/A Drawing Rate”, “Facility Fee Rate” or “Letter of Credit Participation Fee Rate”, as the case may be, based upon the ratings by S&P and Moody’s, respectively, applicable on such date to the Index Debt and the Utilization Percentage on such date:

Index Debt Ratings (S&P/Moody’s):	Eurocurrency and B/A Drawing Rate if Utilization Percentage < 50%	Eurocurrency and B/A Drawing Rate if Utilization Percentage > 50%	Facility Fee Rate	Letter of Credit Participation Fee Rate

Category 1 A/A2 or above	0.190%	0.240%	0.060%	0.240%
Category 2 A-/A3	0.230%	0.280%	0.070%	0.280%
Category 3 BBB+/Baa1	0.270%	0.320%	0.080%	0.320%
Category 4 BBB/Baa2	0.300%	0.400%	0.100%	0.400%
Category 5 BBB-/Baa3	0.475%	0.575%	0.125%	0.575%
Category 6 Below BBB-/Baa3	0.600%	0.700%	0.150%	0.700%

For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall (A) in different Categories but each such rating shall be in a Category at or above Category 5, the Applicable Rate shall be based on the higher of the two ratings, unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings, and (B) in different Categories and at least one of such ratings shall be in Category 6, the Applicable Rate shall be determined by reference to the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Lenders pursuant to Section 5.01(g) hereof or otherwise.  Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.  If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, or if either such rating agency shall not have in effect a rating for the Index Debt notwithstanding the Company’s good faith efforts to cause such a rating to be in effect, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating of the other rating agency or, if there shall be no such rating, the ratings of Moody’s and S&P most recently in effect.”.

“‘Loan Documents’ mean this Agreement, the First Amendment, the Reaffirmation Agreement, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, the Subsidiary Guarantee Agreement, each Issuing Bank Agreement, each B/A and each Letter of Credit, letter of credit application or promissory note delivered pursuant to this Agreement.”.

“‘Maturity Date’ means August 31, 2011.”.

(b)  the last sentence of the definition of “Global Tranche Commitment” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“The aggregate amount of the Global Tranche Commitments on the First Amendment Effective Date is “US$636,000,000.”.

(c)  the last sentence of the definition of “US/UK Tranche Commitment” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“The aggregate amount of the US/UK Tranche Commitments on the First Amendment Effective Date is “US$114,000,000.”.

(d)  Schedule 2.01 to the Credit Agreement is amended to read in its entirety as set forth on Schedule 2.01 hereto.

SECTION  3.  Representations and Warranties.  Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and after giving effect hereto:

(a) This Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes each Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and, in the case of obligations of UK Borrowing Subsidiaries, the time barring of claims under the Limitations Acts and the possibility that an undertaking to avoid liability for or indemnify a person against non-payment of the UK stamp duty may be void.

(b) No Default has occurred and is continuing.
(c) All representations and warranties of each Borrower contained in the Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).
(d) This Amendment, the Reaffirmation Agreement and the transactions contemplated hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate or result in a default under any material agreement or other material instrument binding upon the Company or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of the Subsidiaries, (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of the Subsidiaries and (e) will not violate the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries, except, in the case of clause (a), (b), (c) and (d), to the extent that failure to comply could not reasonably be expected to result in a Material Adverse Effect.

SECTION  4.  Effectiveness.  This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received counterparts hereof duly executed and delivered by each of the Borrowers, the Canadian Administrative Agent and each of the Lenders.
(b) The Administrative Agent shall have received counterparts of the Reaffirmation Agreement in the form set forth on Exhibit A hereto (the “Reaffirmation Agreement”) duly executed and delivered by each party thereto;
(c) The Administrative Agent shall have received such favorable written opinions (addressed to the Administrative Agent and the Lenders and dated as of the First Amendment Effective Date) of counsel for the Loan Parties, with respect to such matters relating to the Loan Parties, the Loan Documents, this Amendment, the Reaffirmation Agreement and the transactions contemplated hereby as the Administrative Agent shall reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.  Each Loan Party hereby requests such counsel to delivery such opinions.
(d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment, the Reaffirmation Agreement and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.
(e) The Administrative Agent shall have received payment of all reasonable fees and reasonable out-of-pocket expenses, to the extent invoiced, to be paid or reimbursed to it by the Company pursuant to the Credit Agreement, including those referred to in Section 7.
(f) The Company shall have paid to the Administrative Agent in immediately available funds, for the account of each of the Lenders entitled thereto, the Amendment Fee referred to in Section 5 hereof.

SECTION  5.  Amendment Fee.  Subject to the receipt of executed counterparts hereof by each of the Lenders, the Administrative Agent and the Canadian Administrative Agent, the Company agrees to pay to the Administrative Agent, for the account of each Lender that delivers (including by facsimile or other electronic imagining means) an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on August 31, 2006, an amendment fee (the “Amendment Fee”) in an amount equal to 0.02% of the sum of such Lender’s outstanding Commitments (after giving effect hereto).

SECTION  6.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Canadian Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement (as amended hereby) shall apply and be effective for the period beginning on and including the First Amendment Effective Date, and the definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement (exclusive of any amendment hereby) shall apply and be effective for the period ending on (but not including) the First Amendment Effective Date.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  This Amendment shall constitute a Loan Document.  On and after the First Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

SECTION  7.  Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the Reaffirmation Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION  8.  Governing Law; Counterparts.  (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be delivered by facsimile or other electronic imaging means of the relevant executed signature pages hereof.

SECTION  9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

EXHIBIT A

Reaffirmation Agreement

SCHEDULE 2.01

SCHEDULE 2.01

Commitments

Lender	Global Tranche Commitment	US/UK Tranche Commitment	Total Commitment
Wachovia Bank, National Association	$75,000,000	—	$75,000,000
Bank of Montreal	75,000,000	—	75,000,000
Deutsche Bank AG, New York Branch	60,000,000	—	60,000,000
JPMorgan Chase Bank, N.A.	60,000,000	—	60,000,000
Toronto-Dominion (Texas) LLC	60,000,000	—	60,000,000
Morgan Stanley Senior Funding, Inc.	47,000,000	—	47,000,000
Bank of America, NA	45,000,000	—	45,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch	45,000,000	—	45,000,000
Citibank N.A.	35,000,000	—	35,000,000
RaboBank International, New York Branch	35,000,000	—	35,000,000
ABN Amro Bank N.V.	35,000,000	—	35,000,000
HSBC Bank USA, National Association	35,000,000	—	35,000,000
U.S. Bank National Association	29,000,000	—	29,000,000
Lloyds TSB Bank plc	—	60,000,000	—
The Northern Trust Company	—	27,000,000	—
Fortis Capital Corp.	—	27,000,000	—

Total	$636,000,000	$114,000,000	$750,000,000

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

MOLSON COORS BREWING COMPANY,

by
/s/ Michael J. Gannon
	Name:	Michael J. Gannon
	Title:	Vice President and Treasurer

COORS BREWING COMPANY,

by
/s/ Michael J. Gannon
	Name:	Michael J. Gannon
	Title:	Vice President and Treasurer

MOLSON CANADA 2005,

by
/s/ Timothy E. Scully
	Name:	Timothy E. Scully
	Title:	Chief Financial Officer

by
/s/ Kelly L. Brown
	Name:	Kelly L. Brown
	Title:	Vice President & General Counsel

MOLSON INC.,

by
/s/ Timothy E. Scully
	Name:	Timothy E. Scully
	Title:	Chief Financial Officer

by
/s/ Kelly L. Brown
	Name:	Kelly L. Brown
	Title:	Secretary

MOLSON COORS CANADA INC.,

by
/s/ Timothy E. Scully
	Name:	Timothy E. Scully
	Title:	Director

by
/s/ Kelly L. Brown
	Name:	Kelly L. Brown
	Title:	Secretary

Executed and delivered as a Deed by:

COORS BREWERS LIMITED,
Company Number 26018

by
/s/ S. Glendining
	Name:	S. Glendining
	Title:	Director

by
/s/ K. Donald
	Name:	K. Donald
	Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank, and Swingline Lender,

by
/s/ Thomas M. Harper
	Name:	Thomas M. Harper
	Title:	Senior Vice President

BANK OF MONTREAL, as Canadian Administrative Agent, Issuing Bank, and Swingline Lender,

by
/s/ Bruno Jarry
Name: Bruno Jarry
Title: Director

by

Name:
Title:

Lender Signature page to
the First Amendment
to the Molson Coors Brewing Company
Credit Agreement

To approve the First Amendment:

Name of Lender:

ABN AMRO Bank N.V.

by
/s/ Christopher Hamilton
Name: Christopher Hamilton
Title: First Vice President

For any Lender requiring a second signature line:

by
/s/ Jerome Wolf
Name: Jerome Wolf
Title: Group Senior Vice President

To approve the First Amendment:

Name of Lender:

Bank of America, N.A.

by
/s/ Robert Jr. Beckley
	Name:	Robert Jr. Beckley
	Title:	MANAGING DIRECTOR

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Bank of America, National Association (Canada Branch)

by
/s/ Medina Sales De Andrade
	Name:	MEDINA SALES DE ANDRADE
	Title:	ASSISTANT VICE PRESIDENT

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Bank of Mortreal

by
/s/ Bruno Jarry
	Name:	Bruno Jarry
	Title:	Director

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:
The Bank of Tokyo – Mitsubishi UFJ, Ltd.,
Chicago Branch

by
/s/ Tsuguyuki Umene
	Name:	TSUGUYUKI UMENE
	Title:	DEPUTY GENERAL MANAGER

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Citibank N.A.

by
/s/ Androw Kreeger
	Name:	Androw Kreeger
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Deutsche Bank AG New York Branch

by
/s/ Frederick W. Laird
	Name:	Frederick W. Laird
	Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

To approve the First Amendment:

Name of Lender: FORTIS CAPITAL CORP.

by
/s/ Clay Jackson
	Name:	Clay Jackson
	Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ Timothy Streb
	Name:	Timothy Streb
	Title:	Managing Director

To approve the First Amendment:

Name of Lender:

JP Morgan Chase Bank, N.A.

by
/s/ Robert T. Sacks
	Name:	ROBERT T. SACKS
	Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Lloyds TSB Bank, plc

by
/s/ Windsor R. Davies
	Name:	Windsor R. Davies
	Title:	Director, Global Corporate USA

by
/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	VP & Manager, Global Corporate USA

To approve the First Amendment:

Name of Lender:

Morgan Stanley Senior Funding

by
/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Morgan Stanley Senior Funding (Nova Scotia)

by
/s/ Jaap L. Tonckens
	Name:	Jaap L. Tonckens
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

The Northern Trust Company

by
/s/ Karen E. Dahl
	Name:	KAREN E. DAHL
	Title:	VICE PRESIDENT

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Cooperative Centrale Raiffeisen-boerenleenbank B.A.
“Rabobank International”, New York Branch

by
/s/ Pamela Beal
	Name:	Pamela Beal
	Title:	Vice President

by
/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

To approve the First Amendment:

Name of Lender:

TD Bank

by
/s/ Debbi Brito
	Name:	Debbi Brito
	Title:	Manager, Global Business Services.

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

TD Bank Europe LTD

by
/s/ Reese Barlow
	Name:	Reese Barlow
	Title:	Vice President & Director

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender: TORONTO DOMINION (TEXAS) LLC

by
/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

To approve the First Amendment:

Name of Lender:

U.S. Bank National Association

by
/s/ Jacob Payne
	Name:	Jacob Payne
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

Wachovia Capital Finance Corporation (Canada)

by
/s/ Enza Agosta
	Name:	Enza Agosta
	Title:	Vice President Wachovia Capital Finance Corporation
(Canada)

For any Lender requiring a second signature line:

by

Name:
Title:

To approve the First Amendment:

Name of Lender:

HSBC Bank USA, N.A.

by
/s/ Mohan Mahimtura
	Name:	Mohan Mahimtura
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title: